99.1  Settlement and Forbearance Agreement dated July 31, 2009


                      SETTLEMENT AND FORBEARANCE AGREEMENT
                      ------------------------------------

         This Settlement and Forbearance Agreement ("Agreement") is made as of July 31, 2009 entered into between INGEN TECHNOLOGIES, INC. ("Ingen" or "Defendant"), on the one hand, and NEW MILLENNIUM CAPITAL PARTNERS II, LLC ("NMCP"), AJW OFFSHORE, LTD. ("AJWO"), AJW QUALIFIED PARTNERS, LLC ("AJWQP") and AJW Partners, LLC ("AJW"), AJW MASTER FUND, LTD. ("AJWMF"); AJW PARTNERS II, LLC ("AJW2"); AJW OFFSHORE II, LTD. ("AJWO2"); AJW QUALIFIED PARTNERS II, LLC ("AJWQ2"); NEW MILLENNIUM CAPITAL PARTNERS III, LLC ("NMCP3"); and AJW MASTER FUND II, LTD. ("AJWMF2") (collectively "Plaintiffs"), on the other hand (collectively referred to herein as the "Parties").

         WHEREAS AJWP, AJWQP, AJWO and NMCP entered into a Securities Purchase Agreement with Ingen, dated July 25, 2006, pursuant to which they acquired Callable Secured Convertible Notes ("the Note(s)") from Ingen; and

         WHEREAS, AJWP, AJWQP, AJWO and NMCP also entered into a Securities Purchase Agreement with Ingen dated March 15, 2007, pursuant to which they acquired additional Notes from Ingen; and

         WHEREAS, NMCP, AJWP and AJMF, also entered into a Securities Purchase Agreements with Ingen on or about June 16, 2008 pursuant to which they acquired additional Notes; and

         WHEREAS, AJWP, AJWQP, AJWO, NMCP, AJWMF have assigned certain of their rights under the Notes and Securities Purchase Agreements to AJWP2, AJWO2, AJWQ2, NMCP3, and AJMF2; and

         WHEREAS, Plaintiffs commenced an action in the Supreme Court of New York, New York County, against Ingen and Ingen, Index No. 601918/09 (the "Action"); and

         WHEREAS, the Parties arc now desirous of resolving their differences without further litigation; and with Ingen continuing to issues shares to Plaintiff in exchange for reductions in the sums due to plaintiffs.

         NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the Parties agree as follows:

         1. EFFECTIVE DATE. This Agreement will be effective on the above date once it has been executed by all Parties.


         2. THE JUDGMENT.

                  A. Defendant hereby consents to the entry of judgment in favor of Plaintiffs in the aggregate amount of four million five hundred thousand dollars ($4,500,000) (the "Judgment Amount"). The parties shall execute the Stipulation for Entry of Judgment annexed as Exhibit A hereto and the judgment arising there from is referred to in this Agreement as the Judgment.

         3. CANCELLATION OF ALL WARRANTS. Upon execution of this Agreement, all warrants to acquire securities of Ingen owned by Plaintiffs shall be cancelled, surrendered, and deemed null and void.

         4. PAYMENT AND FORBEARANCE.

                  A. No later than 11:00 a.m. on each Tuesday, commencing August 4, 2009, until the judgment is satisfied, Ingen shall deliver to Plaintiffs the Weekly Payment Amount, as defined below, in the form of shares of Ingen common stock, provided such shares are free of restrictive legends. The Weekly Payment Amount shall be the greater of: (a) forty million (40,000,000) shares or (b) twenty percent (20%) of the prior week's total trading volume as reported on Bloomberg. However, in no event shall any shares be delivered that would cause Plaintiffs to be the beneficial owner of more than 4.99% of Ingen's common stock, in accordance with SEC Rule 13d-3.

                  B. Plaintiffs consent to Ingen's offering up to four million dollars ($4,000,000) of securities and shall forbear any collection efforts so long as one half of the net offering proceeds from the offering is paid to Plaintiffs (the "Offering Payment"), pro rata , as such funds are received by Ingen or its affiliates, provided, further, that neither Ingen nor any of its affiliates shall issue or sell securities to any person other than Plaintiffs in any week in excess of the Weekly Payment. Plaintiffs shall receive copies of offering materials before any closing. The Offering Payment shall be made by wire to such account as Plaintiffs direct.

                  C. So long as Ingen shall (i) deliver the Weekly Payment Amount, as defined below, when due; (ii) shall not breach subpart 4(B) above; and (iii) shall timely deliver shares to the Escrow Agent. Plaintiffs agree to forbear from enforcing the Judgment or any security interests held by Plaintiffs through and until May 31, 2010.

         5. REDUCTION OF THE JUDGMENT. The Judgment and related Judgment Amount shall be reduced (i) by the net proceeds from any sales, transfers or other dispositions of the Weekly Payment Amount, (ii) by the amount of any Offering Payment, and (iii) by such other cash payments as Ingen may decide to make from time to time.

         6. MONITORING. Plaintiffs shall provide Ingen with monthly reports setting forth the proceeds of any sales, transfers or other dispositions of the Weekly Payment Amount, and upon request, shall provide defendant with records to confirm such proceeds.

         7. PAYMENT & DISCHARGE. Upon payment in full of the Judgment by May 31, 2010, the following shall occur:

                  a. Plaintiffs will provide Ingen with a satisfaction-piece with respect to the Judgment and shall execute appropriate UCC forms, to be provided by Ingen, to terminate any and all security interests.

                  b. Ingen shall irrevocably, fully, and finally, without further word, deed, action, execution, or further documentation, releases and discharges Plaintiffs, their past and present officers, directors, employees, managers, and representatives ("Plaintiff Releasees"), from any and all actions, causes of action, suits, debts, accounts, covenants, contracts, agreements, promises, damages, judgments, claims, and demands whatsoever, in law or equity, known or unknown which it, its successors and assigns now have or hereinafter may have against Plaintiff Releasees, from the beginning of time up to and including the date of this Agreement.

                  c. Plaintiffs shall irrevocably, fully, and finally, without further word, deed, action, execution, or further documentation, releases and discharges Ingen its officers, directors, employees, managers, and representatives ("Ingen Releasees"), from any and all actions, causes of action, suits, debts, accounts, covenants, contracts, agreements, promises, damages, judgments, claims, and demands whatsoever, in law or equity, known or unknown which it, its successors and assigns now have or hereinafter may have against Ingen Releasees, from the beginning of time up to and including the date of this Agreement.

         8. THE ESCROW. Simultaneous herewith, the parties shall sign the Escrow Agreement annexed hereto as Exhibit B. No later than five business days thereafter, Ingen shall deliver to the Escrow Agent certificates for 400 million shares of Ingen Common Stock, free and clear of all restrictive legends, to be held in escrow in accordance with the terms of the Escrow Agreement.

         9. ACKNOWLEDGEMENT OF JUDGMENT AND FIRST PRIORITY SECURITY INTERESTS. Ingen represents, warrants, covenants and acknowledges that (a) the Judgment is valid, binding and enforceable and Ingen waives any and all defenses, off-sets, challenges or counterclaims of any kind, nature or description thereto and (b) Plaintiffs have and shall retain a first priority security interests in the amount of any sums owed by Ingen, until the Judgment is paid in full.

         10. ASSIGNMENT. The Parties represent, covenant, and warrant that it/they are the sole and lawful owner of all right, title and interest in and to every claim and other matter which each purports to release herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm, association, corporation or other entity, any right, title or interest in any such claim or other matter. In the event that such representation is false, and any such claim or matter is asserted against any party hereto (and/or the successor of such party) by any party or entity who is the assignee or transferee of such claim or matter, the Party shall fully indemnify, defend and hold harmless the party against who such claim or matter is asserted (and its successors) from and against such claim or matter and from all actual costs, demands, fees, expenses, liabilities, and damages which that party (and/or its successors) incurs as a result of the assertion of such claim or matter. It is the intention of the Parties that this indemnity does not require payment as a condition precedent to recovery by a party under this indemnity.

         11. AUTHORITY TO BIND PARTIES. Each Party executing this Agreement represents, covenants, and warrants to the other Parties that the individual executing this Agreement on behalf of each party has the power and authority to execute this Agreement and to bind the party to the terms and conditions of this Agreement by executing this Agreement.

         12. SURVIVAL OF REPRESENTATIONS, COVENANTS, AND WARRANTIES. The representations, covenants, and warranties contained in this Agreement are deemed to and do survive the execution hereof.

         13. MODIFICATIONS. This Agreement may not be amended, canceled, revoked or otherwise modified except by written agreement subscribed by all of the Parties to be charged with such modification.

         14. AGREEMENT BINDING ON SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective partners, employees, agents, servants, heirs, administrators, executors, successors, representatives and assigns. The Parties agree to execute all documents necessary to effectuate this transaction.

         15. NOTICES. All notices shall he sent by overnight courier and by e-mail to the addresses designated below and shall be deemed received on the date of transmission.

         If to Plaintiffs to:            Corey Ribotsky
                                         N.I.R. Group
                                         1044 Northern Boulevard, Suite 302
                                         Roselyn, NY 11576
                                         cribotsky@irgroup.com

                                         and

                                         Yoel Goldfeder
                                         N.I.R. Group
                                         1044 Northern Boulevard, Suite 302
                                         Roselyn, NY 11576
                                         ygoldfeder@nirgroup.com
                  with a copy to:        Thomas J. Fleming
                                         Olshan Grundman Frome Rosenzweig &
                                           Wolosky LLP
                                         Park Avenue Tower
                                         65 East 55th Street
                                         New York, NY 10022
                                         tfleming@olshanlaw.com

         If to Ingen to:                 Scott Sand, CEO
                                         35193 Avenue A
                                         Yucaipa, CA 92399
                                         Telephone: 909.790.7180
                                         Facsimile: 909.790.7185

                  with a copy to:        Rick Weed
                                         Weed & Co. LLP
                                         4695 MacArthur Court, Suite 1430
                                         Newport Beach, CA 92660
                                         Telephone 949.475.9086 ext. 22
                                         Facsimile 949.475.9087


         16. FORUM AND GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York, without regard to the provisions governing conflicts of law. Each party agrees to submit to the exclusive jurisdiction of the Courts located in New York County, New York, in any dispute arising out of or concerning this Agreement. In the event that plaintiffs prevail in any action, suit or other proceeding to remedy, prevent or obtain relief from a breach of this Agreement, arising out of a breach of this Agreement or to enforce the Judgment upon a default, plaintiffs shall recover their attorneys' fees and costs incurred in each and every such action, suit or enforcement effort, including any and all appeals or petitions therefrom.

         17. COUNTERPARTS. This Agreement may be executed in counterparts, and by signatures transmitted by facsimile or by emailed PDF copy, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

         IN WITNESS WHEREOF, the Parties hereto, agreeing to be bound hereby, execute this Agreement upon the date first set forth above.


                                    NEW MILLENNIUM CAPITAL PARTNERS II, LLC

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    AJW PARTNERS, LLC

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    AJW OFFSHORE, LTD.

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    AJW QUALIFIED PARTNERS, LLC.

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    AJW MASTER FUND, LTD.

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    AJW PARTNERS II, LLC

                                    By:_________________________________________
                                       Name:
                                       Title:

                                    AJW OFFSHORE II, LTD.

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    AJW QUALIFIED PARTNERS II, LLC

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    NEW MILLENNIUM CAPITAL PARTNERS III, LLC

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    AJW MASTER FUND II, LTD.

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    INGEN TECHNOLOGIES, INC.

                                    By:_________________________________________
                                       Name:
                                       Title:

                                    EXHIBIT A
                                    ---------

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

---------------------------------------------|
AJW PARTNERS, LLC; AJW OFFSHORE, LTD.; AJW   |     Index No.  601918/09
QUALIFIED PARTNERS, LLC; NEW MILLENNIUM      |
CAPITAL PARTNERS II, LLC; AJW MASTER FUND,   |
LTD.; AJW PARTNERS II, LLC; AJW OFFSHORE II, |
LTD.; AJW QUALIFIED PARTNERS II, LLC; NEW    |     STIPULATION
MILLENNIUM CAPITAL PARTNERS III, LLC; and    |     -----------
AJW MASTER FUND II, LTD.,                    |
                                             |
                         Plaintiffs,         |
                                             |
              -against-                      |
                                             |
INGEN TECHNOLOGIES, INC.,                    |
                                             |
                         Defendant.          |
---------------------------------------------|



         WHEREAS, the parties have entered into a Settlement and Forbearance Agreement dated July 31, 2009 and now wish to effectuate certain provisions of that agreement;

         IT IS HEREBY STIPULATED AND AGREED by and between the undersigned, that:

         1. Defendant consents to jurisdiction of the Court's of New York, waives any claims or defense regarding service of process or venue, and consents to the entry of judgment in favor of Plaintiffs in the following amounts:

       Name                                                Judgment Amount
       ----                                                ---------------

AJW OFFSHORE, LTD.                                              $610,127

AJW QUALIFIED PARTNERS, LLC                                     $87,507

AJW PARTNERS, LLC                                               $15,740

AJW MASTER FUND, LTD.                                           $134,609

AJW PARTNERS II, LLC                                            $415,673

AJW OFFSHORE II, LTD.                                           $1,608,518

AJW QUALIFIED PARTNERS II, LLC                                  $801,750

NEW MILLENNIUM CAPITAL PARTNERS III, LLC                        $350,489

AJW MASTER FUND II, LTD.                                        $475,587


         2. Plaintiffs are hereby authorized to enter judgment in the above amounts without further notice to defendant. Said judgment shall not include any costs, expenses or attorneys fees.


Dated: New, York, New York
July __, 2009
                                                OLSHAN GRUNDMAN FROME
                                                ROSENZWEIG & WOLOSKY LLP


                                                By: ____________________________
                                                    Thomas J. Fleming
                                                    ATTORNEYS FOR PLAINTIFFS
                                                    Park Avenue Tower
                                                    65 East 55th Street
                                                    New York, New York 10022
                                                    (212) 451-2300


                                                HODGSON RUSS LLP


                                                By: ____________________________
                                                    Mark Harmon
                                                    ATTORNEYS FOR DEFENDANT
                                                    1540 Broadway
                                                    24th Floor
                                                    New York, New York 10036

                                    EXHIBIT B
                                    ---------



                                ESCROW AGREEMENT
                                ----------------

         This Escrow Agreement is made and entered into between INGEN TECHNOLOGIES, INC. ("Ingen" or "Defendant"), on the one hand, and NEW MILLENNIUM CAPITAL PARTNERS II, LLC ("NMCP"), AJW OFFSHORE, LTD. ("AJWO"), AJW QUALIFIED PARTNERS, LLC ("AJWQP") and AJW Partners, LLC ("AJW"), AJW MASTER FUND, LTD. ("AJWMF"); AJW PARTNERS II, LLC ("AJW2"); AJW OFFSHORE II, LTD. ("AJWO2"); AJW QUALIFIED PARTNERS II, LLC ("AJWQ2"); NEW MILLENNIUM CAPITAL PARTNERS III, LLC ("NMCP3"); and AJW MASTER FUND II, LTD. ("AJWMF2") (collectively "Plaintiffs"), on the other hand, and Olshan Grundman Frome Rosenzweig & Wolosky, LLP, a New York limited liability partnership having an office at 65 East 55th Street, New York, New York 10022 ("OGFR&W" or "Escrow Agent").

         WHEREAS, Ingen and Plaintiffs have executed a Settlement Agreement and Forbearance dated as of July 31, 2009 (the "Agreement") which provides for OGFR&W to receive shares of Ingen to be held in escrow (the "Escrow Materials");

         NOW, THEREFORE, the parties hereto, intending to be legally bound, agree that the Escrow Materials shall be held by Escrow Agent in escrow and disposed of in accordance with the following provisions:

         1. The definitions in the Agreement and its exhibits shall apply herein. The Escrow Materials are 400 million shares of Ingen Common Stock, free and clear of all restrictive legends, in the name of AJWP consisting of ten certificates of 40 million shares each.

         2. Escrow Agent shall hold the Escrow Materials in escrow and shall not deliver them to Plaintiffs, except as permitted by the Agreement, or to Ingen, except upon its payment in full of the Judgment. In the event that Plaintiffs are entitled to enforce the Judgment under the Agreement, the Escrow Agent shall be permitted to deliver to Plaintiffs, the Escrow Materials for liquidation to satisfy the Judgment, provided that in no event shall plaintiffs ever be entitled to receive more than 4.9% of Ingen's issued and outstanding shares. Once the judgment is satisfied, any remaining shares shall be delivered to Ingen.


         3. If Escrow Agent shall have received a written notice signed by any party advising Escrow Agent that a dispute has arisen over entitlement to the Escrow Materials (or any portion thereof), Escrow Agent will not make any delivery of the Escrow Materials (or any portion thereof) until receipt by Escrow Agent of an authorization in writing signed by all the persons believed by Escrow Agent to have an interest in such dispute, directing the disposition of the Escrow Materials (or any portion thereof), or, in the absence of such authorization, Escrow Agent may hold the Escrow Materials (or any portion thereof) until the final determination of the right of the parties in an appropriate proceeding. If such written authorization is not given, or proceedings for such determination are not begun and diligently continued, Escrow Agent is not required to bring an appropriate action or proceeding for leave to place the Escrow Materials (or any portion thereof) in court, pending such determination, but may at the Escrow Agent's sole discretion, on notice to the parties, either deposit all or portion the Escrow Materials (not theretofore released by Escrow Agent pursuant to the provisions hereof) with the Clerk of any Court located in New York County, and upon such deposit, Escrow Agent shall be relieved and discharged of all further obligations and liability hereunder.

         4. Escrow Agent is acting as a stakeholder only, its duties being purely ministerial, at the request of the parties and for their convenience. Escrow Agent shall not be deemed to be the agent or trustee for any of the parties and shall not be liable to any of the parties for any act or omission unless it involves willful misconduct or gross negligence on the part of Escrow

Agent. Without limiting the generality of the foregoing, Escrow Agent shall not be responsible or liable in any manner whatsoever for (1) the sufficiency, correctness, genuineness, or validity of any check or other instrument delivered to it, (2) the form of execution of any such instruments, (3) the identity, authority, or rights of any person executing or delivering any such instrument, or (4) the terms and conditions of any instrument pursuant to which the parties may act, or (5) any loss of profits, income, interest or dividends or diminution in value resulting from a delay in delivering the Escrow Materials, from their being held in escrow, or from any other source. Ingen hereby agrees to jointly and severally indemnify and hold harmless Escrow Agent from and against all claims and costs incurred in an action brought by Ingen against Escrow Agent, including, but not limited to, reasonable attorneys' fees (either paid to retain attorneys or amounts representing the fair value of legal services rendered to or for itself), incurred in connection with the performance of Escrow Agent's duties hereunder, except with respect to acts or omissions involving willful misconduct or gross negligence on the part of Escrow Agent.

         5. Notwithstanding anything to the contrary contained herein, Ingen agrees that Olshan Grundman Frome Rosenzweig & Wolosky, LLP may represent Plaintiffs in any action, suit or other proceeding between the parties, or in which the parties may be involved.

         6. No change or termination of this Agreement affecting the rights, duties, or liability of Escrow Agent shall be binding upon Escrow Agent unless agreed to in writing by Escrow Agent.

         7. Any disagreement, claim or controversy among the parties or any of them arising out of or in connection with this Escrow Agreement shall be determined exclusively in a court located in New York County, New York. Ingen and Plaintiffs consent to service of process in the same manner permitted in the Settlement Agreement.

         8. Notices, demands and requests to or from the Escrow Agent shall be delivered in the same manner as in the Settlement Agreement.

         9. Escrow Agent has signed below for the sole purpose of agreeing to act as such in accordance with the terms and conditions of this Settlement Agreement.

         10. The parties hereby acknowledge and agree that the fact that Escrow Agent's representation of Plaintiffs does not constitute a conflict of interest and hereby consent to Escrow Agent acting in such capacity.

         11. This agreement may be signed in counterparts. A telecopied signature shall be acceptable to all parties in lieu of an original signed page.


                                        NEW MILLENNIUM CAPITAL PARTNERS II, LLC

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        AJW PARTNERS, LLC

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        AJW OFFSHORE, LTD.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        AJW QUALIFIED PARTNERS, LLC.

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        AJW MASTER FUND, LTD.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        AJW PARTNERS II, LLC

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        AJW OFFSHORE II, LTD.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        AJW QUALIFIED PARTNERS II, LLC

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        NEW MILLENNIUM CAPITAL PARTNERS III, LLC

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        AJW MASTER FUND II, LTD.

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        INGEN TECHNOLOGIES, INC.

                                        By: ____________________________________
                                            Name:
                                            Title:



OLSHAN GRUNDMAN FROME ROSENZWEIG
& WOLOSKY LLP
       As Escrow Agent

By: _________________________________